Property on Operating Leases	12 Months Ended
Mar. 31, 2013
Property on Operating Leases

(8) Property on Operating Leases

Future minimum lease rentals expected to be received from property on operating leases at March 31, 2013 are as follows:

Years ending March 31	Yen (millions)
2014	¥311,700
2015	200,696
2016	65,449
2017	2,634
2018	564

Total future minimum lease rentals	¥581,043

Future minimum rentals as shown above should not necessarily be considered indicative of future cash collections.